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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Tuesday October 28, 2004
Date of report (Date of earliest event reported)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Engineering Drive Norcross, Georgia 30092 (770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, the Registrant is publicly releasing financial results for its quarter ended October 2, 2004, together with management’s earnings guidance for the fourth quarter of 2004. Such release is being made by press release and by a subsequent telephone conference call that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description
99.1	Press release dated as of October 28, 2004, releasing EMS’s financial results for the third quarter ended October 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on October 28, 2004.

EMS TECHNOLOGIES, INC.

Date: October 28, 2004	By:	/s/ Don T. Scartz
Don T. Scartz
Executive Vice President, Chief Financial Officer and Treasurer